                                                                 EXECUTION COPY


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") between FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), and VARI-LITE, INC., a Delaware corporation ("Borrower"), is as follows:

         1. Definitions. Whenever the following terms are used herein, they shall be defined as follows:

              (A) Any capitalized term not defined herein shall have the meaning ascribed thereto in the Financing Agreement of even date herewith among Borrower and Bank, (as the same may hereafter be amended, supplemented, amended and restated, renewed or otherwise modified from time to time the "Financing Agreement"), unless the context requires otherwise.

              (B) "Account", "Chattel Paper", "Deposit Account", "Document", "General Intangible", "Goods", "Instrument", and "Proceeds", have the meanings as set forth in Ohio Revised Code Sections 1309.01-1309.50 inclusive, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein.

              (C) "Account Debtor" means the Person who is obligated on a Receivable.

              (D)  "Receivables" means:

                   (1) any account receivable, Account, Chattel Paper, Document, or Instrument owned, acquired, or received by a Person,

                  (2) any other indebtedness owed to or receivable owned, acquired, or received by a Person of whatever kind and however evidenced, and

                  (3) any right, title, and interest in a Person's Goods which were sold, leased, or furnished by that Person and gave rise to either (a) or (b) above, or both of them. This includes, without limitation,

                         (a) any rights of stoppage in transit of a Person's sold, leased, or furnished Goods,

                         (b) any rights to reclaim a Person's sold, leased, or furnished Goods, and

                         (c) any rights a Person has in such sold, leased, or furnished Goods that have been returned to or repossessed by that Person, and

              (4)  any and all Related Property.

              (E)  "Receivable Collection Account" means a commercial
Deposit Account which may be maintained by Borrower with Bank in the name of the Bank, without liability by Bank to pay interest thereon, from which account Bank shall have the exclusive right to withdraw funds until all Obligations are paid, performed, and observed in full.

              (F) "Cash Security" means all cash, Instruments, Deposit Accounts, and other cash equivalents, whether matured or unmatured, whether collected or in the process of collection, upon which Company presently has or may hereafter have any claim, that are presently or may hereafter be existing or maintained with, issued by, drawn upon, or in the possession of Bank.

              (G) "Collateral" shall mean (i) all of Borrower's "Accounts", "Chattel Paper", "Deposit Accounts", "Documents", "Equipment", "General Intangibles", "Instruments", "Inventory", "Cash Security", "Investment Property", "Receivables" and "Proceeds" (all as defined herein); (ii) all proceeds including, without limitation, proceeds of any insurance policies, and all products of all of Borrower's Equipment, Cash Security, Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Instruments, Inventory, Investment Property and Receivables; (iii) all of Borrower's books and records related to any of the foregoing; (iv) all of Borrower's rights, title and interest in and to all cash, bank accounts, deposits and similar sums, whether maintained with Bank, an Affiliate of Bank or any other entity; and (v) all of the foregoing, whether now owned or existing or hereafter acquired or arising, or in which Borrower now has or hereafter acquires any rights; PROVIDED, HOWEVER, Collateral shall not include any assets of the Borrower which are subject to purchase money liens permitted pursuant to
Section 10.11 and Section 10.12 of the Financing Agreement.

              (H) "Equipment" shall mean all of Borrower's now owned and hereafter acquired equipment and fixtures, including, without limitation, tangible personal property not otherwise described herein, furniture, machinery, vehicles (including, but not by way of limitation, the vehicles identified on EXHIBIT A attached hereto), computers and associated hardware and equipment and trade fixtures, together with any and all attachments, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.

              (I) "Event of Default" shall mean any of the events listed in PARAGRAPH 9 of this Agreement.

              (J) "General Intangibles" shall mean all general intangibles as set forth in Ohio Revised Code Sections 1309.01-1309.50, including, but not limited to, all choses in action, causes of action and all other intangible personal property of Borrower of every kind and nature (other than Receivables), now owned and hereafter acquired, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, service marks, service mark applications, service names, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, all intellectual property used by Borrower in the operation of computers and associated hardware and other equipment, licenses, franchises, customer lists, tax refunds, tax refund claims, pension plan refunds and reversions, rights and claims against carriers and shippers, rights to indemnification, mineral rights, and possessory and revisionary interests in and rights to Inventory, Goods and Equipment.

              (K) "Inventory" shall mean and include all of Borrower's now owned and hereafter acquired inventory, Rental Inventory, goods, merchandise and other personal property furnished under any contract of service or intended for sale, rental or lease, including, without limitation, all farm products, all product and sales catalogs and literature, raw materials, minerals, work-in-process, finished goods and materials and supplies of any kind, nature or description which are used or consumed in Borrower's business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or finishing of such Goods, merchandise and other personal property and all documents of title or documents representing the same.

              (L) "Investment Property" shall mean "investment property" as defined in the Uniform Commercial Code as adopted in the State of Ohio.

              (M)  "Related Property" means with respect to any Receivable:
(a) all of the Borrower's right, title and interest in and to all Contracts, purchase orders, agreements for lease or other agreements or documents that evidence, secure or otherwise relate to such Receivable; (b) all of the Borrower's interest in the merchandise (including returned merchandise), if any, relating to the sale or lease which gave rise to such Receivable; (c) all liens from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, and all property subject to such liens; (d) all UCC financing statements covering any collateral securing payment of such Receivable (to the extent of the interest of the purchaser or lessee in the related Receivable); (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; (f) all books and records evidencing or otherwise relating to any Receivables or any of the foregoing; (g) all collections with respect to, and other proceeds of, such Receivables and any of the property described above and (h) all of Borrower's rights, title and interest (but not obligations) arising under any agreement for sale or lease.

              (N) "Rental Inventory" shall mean all of Borrower's now owned or hereafter acquired Inventory which is leased or available for lease by Borrower to other Persons in the ordinary course of Borrower's business and is identified as "fixed assets" under GAAP on the balance sheet of Borrower.

              (O) Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with generally accepted accounting principles. All other terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the applicable state's version of the Uniform Commercial Code (the "Code") to the extent the same are defined therein.

         2. GRANT OF SECURITY; SET-OFF AND RELATED MATTERS. As security for the Obligations, Borrower hereby grants, pledges and assigns to Bank a security interest in all of the Collateral. All moneys, securities and other properties of Borrower and the proceeds thereof now or hereafter held or received by Bank from or for the account of Borrower, including any and all deposits (general or special), account balances and credits of Borrower with Bank at any time existing, shall be deemed Collateral hereunder and held as security for the Obligations and may be set-off and applied against any Obligations, and Borrower further authorizes Bank's Affiliates to pay or deliver to Bank any deposits or other sums credited by or due from Bank's Affiliates to Borrower for application against any Obligation, at any time upon the occurrence of any Event of Default and without further notice to Borrower (such notice being expressly waived) and without any necessity on Bank's part to resort to other security or sources of reimbursement for the Obligations. The rights given to Bank hereunder are cumulative with Bank's other rights and remedies, including other rights of set-off. Bank will promptly notify Borrower of Bank's receipt of such funds for application against the Obligations, but failure to do so will not affect the validity or enforceability thereof. Bank may give notice of the above grant of security interest and assignment of the aforesaid deposits and other sums, and authorization to, and make any suitable arrangements with, any such Affiliate of Bank for effectuation thereof, and Borrower hereby irrevocably appoints Bank as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to Bank by such Affiliate.

         3.   PERFECTION AND PROTECTION OF SECURITY INTEREST; DUTY OF CARE.

              (A) Until all Obligations have been fully and irrevocably satisfied and the Financing Agreement has been terminated, this Agreement and Bank's security interest in the Collateral, and all proceeds and products thereof, shall continue in full force and effect. Until the termination of this Agreement, Borrower shall not permit any lien, claim or encumbrance (other than Permitted Liens and those set forth on the date hereof in SCHEDULE 3 to the Financing Agreement) to remain against any of the Collateral and Borrower shall perform any and all steps requested by Bank to create, perfect, maintain and protect Bank's security interest in the Collateral, including, without limitation, executing and filing financing and continuation statements in form and substance satisfactory to Bank, maintaining a perpetual inventory and complete and accurate stock records, delivering to Bank warehouse receipts covering that portion of the Collateral located in warehouses and for which warehouse receipts are issued, transferring Inventory to warehouses approved by Bank placing notations on Borrower's books of account and on Chattel Paper held by Borrower to disclose Bank's security interest therein, taking such other steps as deemed necessary by Bank to protect Bank's interest in the Inventory and delivering to Bank all letters of credit on which Borrower is named as a beneficiary. Bank may file one or more financing statements disclosing Bank's security interest under this Agreement without Borrower's signature appearing thereon and Borrower shall pay the costs of, or incidental to, any recording or filing of any financing statements concerning the Collateral. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Equipment or Inventory is in the possession or control of any warehouseman or any of Borrower's agents or processors, Borrower shall notify such warehousemen, agents or processors of Bank's security interest therein and upon Bank's request, instruct them to hold all such Equipment and Inventory for Bank's account and subject to Bank's instructions. Borrower shall pay or cause to be paid all taxes, assessments and governmental charges levied or assessed or imposed upon or with respect to the Collateral or any part thereof; PROVIDED, HOWEVER, that no such taxes, assessments or governmental charges need be paid during such period as they are being contested in good faith by Borrower, in appropriate proceedings promptly commenced and diligently prosecuted, if adequate reserves in accordance with generally accepted accounting principles have been set aside on Borrower's books, and the continuance of such contest shall neither result in any part of the Collateral or any other property of Borrower being made the subject of any proceeding in foreclosure, or of any levy or execution, which shall not have been stayed or dismissed, or the subject of any seizure or other loss nor prevent Bank from acquiring and/or maintaining a perfected first priority security interest in the Collateral after the Closing Date or with respect to future advances under the Financing Agreement; and PROVIDED, FURTHER, that Borrower will promptly pay such tax, assessment or charge when the dispute is finally settled. If Borrower fails to pay such taxes, assessments and governmental charges, Bank may (but shall not be required to) pay the same and charge the cost to Borrower's account as part of the Obligations payable on demand and secured by the Collateral. In order to protect or perfect the security interest which Bank is granted hereunder, Bank may, in its sole discretion, discharge any lien or encumbrance or bond on the Collateral, pay any insurance, maintain guards, pay any service bureau and obtain any record and charge the same to Borrower's account as an advance hereunder and part of the Obligations, payable on demand and secured by the Collateral. Bank may notify Borrower's customers, lessees, or account debtors, at any time and from time to time, that the Receivables have been assigned to Bank and of Bank's security interest therein, and if Bank shall desire that Borrower's customers or account debtors make payment directly to Bank, Bank, as Borrower's irrevocable attorney-in-fact, shall be entitled to notify such customers and account debtors to make payments directly to Bank in Bank's name and to such address as Bank may designate. Borrower understands and agrees that Bank has no obligation whatsoever to, but at its sole discretion may, take any steps to collect any of Borrower's Receivables, and that all costs of collection and other expenses incurred in connection therewith shall be charged to Borrower's account.

              (B) Bank shall have no duty of care with respect to the Collateral except that Bank shall exercise reasonable care with respect to the Collateral in Bank's custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Bank accords its own property, or if Bank takes such action with respect to the Collateral as Borrower shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by Borrower shall be deemed a failure to exercise reasonable care, nor shall Bank's failure to take steps to preserve rights against any parties or property be deemed to be failure to exercise reasonable care with respect to the Collateral in Bank's custody.

         4. BANK AS BORROWER'S ATTORNEY. Borrower hereby appoints Bank, or any other Person whom Bank may designate, as Borrower's attorney, with power: to send requests for verification of Receivables to customers, lessees or account debtors; to sign and endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security in payment of Receivables or from the sale or lease of Inventory or Equipment or that may otherwise come into Bank's possession; to sign Borrower's name on any invoice, lease, Chattel Paper or bill of lading relating to any Receivable, on drafts against customers, on schedules and assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers; to collect, enforce, compromise, settle and adjust all Receivables and take other actions with respect thereto as Bank determines in its sole discretion; to give receipts in Borrower's name and to perform such other acts in connection with the Receivables as Bank in its sole discretion may determine to be appropriate; to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Bank, which may be a post office box opened by Bank for such purpose or any other address, at Bank's sole discretion; to receive, open and dispose of all mail addressed to Borrower; and to do all things necessary to perfect Bank's security interest in the Collateral, to preserve and protect the Collateral and to otherwise carry out this Agreement; all at the cost of Borrower, and Borrower hereby ratifies and approves all acts of such attorney other than any such acts which constitute gross negligence or willful misconduct. Neither Bank nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than for such acts, omissions, errors or mistakes that constitute gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Obligations have been fully and irrevocably satisfied and this Agreement terminated, whichever shall later occur. Borrower agrees to execute and deliver promptly to Bank all instruments necessary or appropriate, as determined in Bank's sole discretion, to further Bank's exercise of the rights and powers granted it in this PARAGRAPH 4.

         5. EXAMINATION OF COLLATERAL AND RECORDS. Bank shall at all times thereafter have access to and the right to examine and inspect the Collateral and all of Borrower's books and records relating thereto.

         6. WARRANTIES AND REPRESENTATIONS. Borrower warrants and represents that: (A) Borrower has full power and authority to enter into this Agreement and to grant Bank the security interest in the Collateral in accordance herewith, the grant of the security interest in the Collateral by Borrower in the manner and for the purposes contemplated herein has been duly authorized by all requisite corporate action, and this Agreement has been duly executed and delivered; (B) The execution, delivery and/or performance by Borrower of this Agreement will not (i) constitute a violation of any applicable law or a breach of any provision contained in Borrower's Certificate of Incorporation or By-laws or contained in any agreement, indenture or undertaking or under any order of any court or other governmental agency or in any agreement, instrument or document to which Borrower is a party or by which Borrower or any of its assets or properties is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Borrower's assets or properties (other than in favor of Bank hereunder); (C)(i) The principal place of business of Borrower and the office where its chief executive offices and accounting offices are located on the date hereof, is set forth on EXHIBIT B attached hereto, (ii) the office where Borrower keeps its records concerning the Receivables and General Intangibles is at the location set forth on EXHIBIT C attached hereto, (iii) Borrower's registered office in the Borrower's state of incorporation is at the location set forth on EXHIBIT D attached hereto, (iv) all of Borrower's Inventory (other than Rental Inventory which is in the possession of Borrower's customers pursuant to rental agreements entered into in the normal course of Borrower's business), Equipment and other tangible Collateral are on the date hereof, at the locations set forth on EXHIBIT E attached hereto, (v) all other locations of Borrower's on the date hereof, other offices and places of business during the five (5) years prior to the date hereof are set forth on EXHIBIT F attached hereto and (vi) all trade names, assumed names, fictitious names and other names used by Borrower during the five (5) years prior to the date hereof are set forth on EXHIBIT G attached hereto; (D) Borrower has executed UCC financing statements, containing sufficient legal descriptions of the Collateral and otherwise in form and substance sufficient for filing in every Filing Jurisdiction necessary to perfect Bank's security interest in the Collateral, and Borrower hereby irrevocably authorizes Bank to file the same; and (E) Borrower has good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances whatsoever, except for Permitted Liens and those set forth on the date hereof in SCHEDULE 3 to the Financing Agreement.

         7. COVENANTS. Until the Obligations are fully paid, performed and satisfied and this Agreement is terminated, Borrower covenants that it shall:
(A) Defend in good faith the Collateral against the claims and demands of all persons; (B) Advise Bank in writing, at least thirty (30) days prior thereto, of any change in Borrower's principal place of business, registered office or other places of business, or the opening of any new places of business, or any change in Borrower's name or the adoption by Borrower of trade names, assumed names or fictitious names, and, in such event, Borrower shall promptly execute and deliver to Bank (and Borrower agrees that Bank may execute and deliver the same as Borrower's irrevocable attorney-in-fact) new UCC financing statements describing the Collateral specified herein and otherwise in form and substance sufficient for recordation wherever necessary or appropriate, as determined in Bank's sole discretion, to perfect or continue perfected Bank's security interest in the Collateral based upon such new places of business or registered offices or changes in or adoption of names, and Borrower shall pay all filing and recording fees and taxes in connection with the filing or recordation of such financing statements and shall immediately reimburse Bank therefor if Bank pays the same; (C) Notify Bank in writing within fifteen (15) Business Days of the creation of any Receivables (to the extent such Receivables constitute Eligible Receivables) with respect to which the account debtor is the United States of America or any state, city, county or other governmental authority or any department, agency or instrumentality of any of them, or any foreign government or instrumentality thereof or any business which is located in a foreign country; (D) Mark its books and records of Receivables to indicate the security interest granted to Bank hereunder; (E) Maintain the Equipment necessary for the operation of Borrower's business in good operating condition and repair in all material respects, make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved in all material respects, and immediately upon demand therefor by Bank, deliver to Bank any and all evidences of ownership of the Equipment
(including, without limitation, certificates of title and applications for title); and if Borrower fails to keep and maintain the Equipment in good operating condition and repair or to make necessary replacements thereof, Bank may (but shall not be required to) so maintain, repair or replace all or any part of the Equipment and charge the cost thereof to Borrower's account as part of the Obligations payable on demand and secured by the Collateral;
(F) Insure the Collateral in Bank's name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Bank shall specify in amounts and under policies by insurers acceptable to Bank, and the policies or a certificate thereof signed by the insurer evidencing that such insurance coverage is in effect for periods of not less than one
(1) year shall be delivered to Bank within five (5) Business Days after the issuance of the policies to Borrower and after each renewal thereof and all premiums thereon shall be paid by Borrower monthly in advance; each such policy shall name Bank (and no other party) as mortgagee under a New York Standard Mortgage clause or other similar clause acceptable to Bank, shall contain a lender's loss payable clause acceptable to Bank and shall provide that such policy may not be amended or canceled without thirty (30) days prior written notice to Bank; and if Borrower fails to do so, Bank may (but shall not be required

to) procure such insurance and charge the cost to Borrower's account as part of the Obligations payable on demand and secured by the Collateral, and other security for the Obligations; (G) Not permit any part of the Collateral (except for Inventory in the ordinary course of business) or any of the records concerning the same to be removed from the locations referred to in PARAGRAPH 6(C) above or any other location at which any of the same may hereafter be located and shall not move or change its principal place of business, registered office or other place of businesses, or open new places of business, or change its name or adopt trade names, assumed names or fictitious names, without notification to Bank as provided in PARAGRAPH 7(B) above; (H) Not permit any of the Equipment to be sold, transferred or otherwise disposed of or to become a fixture to real property not mortgaged to Bank or an accession to other personal property not constituting part of the Collateral except as otherwise permitted under SECTION 10.27 of the Financing Agreement; and (I) Not, except for Permitted Liens and except as otherwise provided herein, in the Financing Agreement or in the ordinary course of Borrower's business, encumber, pledge, mortgage, grant a security interest in, assign, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution or otherwise, any of the Collateral.

         8.   TERM. This Agreement shall terminate on the later to occur of
(i) the full and irrevocable performance, payment and satisfaction of the Obligations and (ii) the termination of the Financing Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any Event of Default under the Financing Agreement shall constitute an Event of Default hereunder, PROVIDED, that Borrower's failure to comply with SECTION 7(C) and SECTION 7(F) above shall not constitute an Event of Default unless such failure continues for twenty (20) consecutive days.

         10.  BANK'S RIGHTS AND REMEDIES.

              (A) If any Event of Default shall occur, Bank shall have, in addition to all other rights provided herein, in the Financing Agreement and the other Loan Documents and available at law and in equity, the rights and remedies of a secured party under the Code, and further, Bank may, without notice, demand or legal process of any kind (except as may be required by law), all of which Borrower waives, at any time or times, take physical possession of the Collateral and maintain such possession on Borrower's premises at no cost to Bank, convert raw materials Inventory to work-in-process Inventory, convert work-in-process Inventory to finished goods Inventory, or remove the Collateral, or any part thereof, to such other place(s) as Bank may desire, or Borrower shall, upon Bank's demand, at Borrower's own cost and expense, assemble the Collateral and make it available to Bank, at a place convenient to Bank, and Bank may sell and deliver any or all Collateral held by or for Bank at public or private sale(s), for cash, upon credit or otherwise, at such prices and upon such terms as Bank deems advisable, at Bank's sole discretion, and may postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that Bank has no obligation to preserve rights to the Collateral against prior parties. Borrower acknowledges that portions of the Collateral could be difficult to preserve and dispose of and further subject to complex maintenance and management. Accordingly, Bank shall have the widest possible latitude to preserve and protect the Collateral and Bank's security interest therein, and Bank, at its sole option, shall have the unqualified right to appoint a receiver, without notice or hearing, for the preservation, possession, protection and disposition of all or part of the Collateral and the collection and protection for Bank of any proceeds of use or disposition of the Collateral and to do any other thing and exercise any other right or remedy which Bank may, with or without judicial process, do or exercise. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at its address as set forth herein at least five
(5) days before the time of sale or other disposition. The proceeds of sale shall be applied first to all costs and expenses of sale, including
Attorneys' Fees (as defined in the Financing Agreement), and second to the payment (in whatever order Bank elects) of all Obligations. Bank will return any excess to Borrower and Borrower shall remain liable to Bank for any deficiency. Bank's rights and remedies under this Agreement shall be cumulative and not exclusive of any other right or remedy which Bank may have.

              (B) Borrower shall pay to Bank, on demand and as part of the Obligations, all costs and expenses, including court costs, Attorneys' Fees and costs of sale, incurred by Bank in exercising any of its rights or remedies hereunder.

         11.  WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS.

              (A) Any and all of Bank's rights with respect to the Collateral and the security interest granted hereunder shall continue unimpaired, notwithstanding the release or substitution of any Collateral at any time(s), or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any Obligations, and Borrower hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence.

              (B) Failure by Bank to exercise any right, remedy or option under this Agreement or any present or future supplement hereto or in any other agreement between Borrower and Bank or delay by Bank in exercising the same will not operate as a waiver by Bank of its right to exercise any such right, remedy or option. No waiver by Bank will be effective unless it is in writing and then only to the extent specifically stated.

              (C)  This Agreement cannot be changed or terminated orally.

              (D) Bank shall have the right to assign this Agreement. Borrower may not assign, transfer or otherwise dispose of any of its rights or obligations hereunder, by operation of law or otherwise, and any such assignment, transfer or other disposition without Bank's prior written consent shall be void. All of the rights, privileges, remedies and options given to Bank hereunder shall inure to the benefit of Bank's successors and assigns, and all the terms, conditions, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of Borrower and Bank, respectively.

         12.  MISCELLANEOUS.

              (A) Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

              (B) This Agreement has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Agreement shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws of the State of Ohio and all other laws of mandatory application.

              (C) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND TO EXTEND CREDIT TO BORROWER AND ICG, BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE OPTION OF BANK, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL, THE PREMISES AND OTHER SECURITY FOR THE OBLIGATIONS OR TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CLEVELAND, OHIO. BANK AND BORROWER EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CLEVELAND, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AND BANK AT THEIR RESPECTIVE ADDRESSES AS SET FORTH IN SUBPARAGRAPH (H) BELOW OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

              (D) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND TO EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND BORROWER.

              (E) Borrower covenants, warrants and represents to Bank that all of Borrower's representations and warranties contained in this Agreement are true at this time, shall survive the execution and delivery hereof and shall remain true until the Obligations are fully performed, paid and satisfied, subject to such changes as may not be prohibited hereby or do not constitute Events of Default hereunder.

              (F) All of the Obligations shall constitute one loan secured by Bank's security interest in the Collateral and by all other security interests, mortgages, liens, claims and encumbrances now and from time to time hereafter granted by Borrower to Bank. Bank may, in its sole discretion, (i) exchange, enforce, waive or release any such security or portion thereof, (ii) apply such security and direct the order or manner of sale thereof as Bank may, from time to time, determine, and (iii) settle, compromise, collect or otherwise liquidate any such security in any manner following the occurrence of any Event of Default without affecting or impairing its right to take any other further action with respect to any security or any part thereof.

              (G) Borrower shall reimburse Bank for all reasonable Attorneys' Fees and for all costs, fees, expenses and liabilities incurred by Bank or for which Bank becomes obligated in connection with or arising out of (i) the negotiation and preparation of this Agreement, any amendment hereof, and any agreements, documents and instruments in any way relating hereto, (ii) the enforcement by Bank of any of its rights hereunder, (iii) any transaction contemplated by this Agreement, (iv) any inspection and/or audit and/or verification (the "Audit Fees") of the Collateral and/or Borrower (Bank currently charges Seven Hundred Fifty Dollars ($750) per diem based on an eight (8) hour day (plus out-of-pocket expenses) per auditor or field examiner for the services of its auditors or field examiners and a potentially greater amount if the auditor is not a Bank employee), PROVIDED, HOWEVER, that unless an Event of Default has occurred or is occurring or Bank in its reasonable discretion believes or has cause to believe that Borrower has committed or is committing fraud, the aggregate amount of Audit Fees payable by Borrower to Bank in each fiscal quarter of Borrower shall not exceed Seven Thousand Five Hundred Dollars ($7,500.00) and (v) meeting to discuss any
Event of Default and the course of action to be taken in connection therewith; the foregoing to include, without limitation, all fees for the employment of professionals, all lien search and title search fees, all filing and recording fees and all travel expenses. All of the foregoing shall be part of the Obligations, payable upon demand, and secured by the Collateral.

              (H) Any notice or notification required, permitted or contemplated hereunder shall be in writing, shall be addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed to have been validly served, given or delivered (i) three
(3) days following deposit in the United States mails, with proper postage prepaid, or (ii) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees, or (iii) upon receipt of notice given by telecopy, mailgram, telegram, telex or personal delivery:

     To Bank:      Firstar Bank, National Association
                   425 Walnut Street
                   Cincinnati, Ohio 45202
                   Attention: Steven C. Kieffner
                   Telecopy No: (513) 632-2040

     To Borrower:  Vari-Lite, Inc.
                   201 Regal Row
                   Dallas, Texas 75247
                   Attention: Chief Financial Officer
                   Telecopy No: (214) 630-5867

              (I) Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Bank; therefore, Borrower agrees that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by Borrower as of the 29th day of December, 2000.



Signed and acknowledged                     VARI-LITE, INC.
in the presence of:


-------------------------           ---------------------------
Name:                               By:  Jerome L. Trojan III
     --------------------           Its:  Vice President-Finance and CFO

-------------------------
Name:
     --------------------

STATE OF OHIO                       )
                                    )  ss:
COUNTY OF CUYAHOGA                  )


                  The foregoing instrument was acknowledged before me this 29th day of December, 2000, by Jerome L. Trojan III, Vice President-Finance and CFO of Vari-Lite, Inc., a ________________ corporation, on behalf of the corporation.



                                                 ------------------------------
                                                 Notary Public


Accepted at Cleveland, Ohio
as of December 29, 2000.

FIRSTAR BANK, NATIONAL ASSOCIATION


By:
   ---------------------------------
   ---------------, ----------------

                                    EXHIBIT A

                                 TITLED VEHICLES

                                    EXHIBIT B

                             CHIEF EXECUTIVE OFFICE



Chief Executive Office:




Principal Place of Business:

                                    EXHIBIT C

                               LOCATION OF RECORDS


Location of Records:

                                    EXHIBIT D

                                REGISTERED OFFICE


Registered Office:

                                    EXHIBIT E

                        LOCATIONS OF TANGIBLE COLLATERAL


INVENTORY LOCATION                         ADDRESS

                                    EXHIBIT F

                                FORMER LOCATIONS

                                    EXHIBIT G

                            FORMER NAMES; TRADE NAMES

I.       Former Names


II.      Trade Names